UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2007

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21324 (Commission File Number)	06-1344888 (IRS Employer Identification No.)

100 Wall Street, 26th Floor, New York, New York 10005

(Address of principal executive offices)

Registrant’s telephone number, including area code: 212 809-3542

______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 18, 2007, NYFIX, Inc. (the “Company”) issued two press releases, (the “Press Releases”), which include certain information with regard to the Company’s introduction of Euro-Millennium, an alternative trading system for pan-European listed cash equities, and MillenniumPlus, a new feature of Millennium that aggregates disparate liquidity sources from throughout the securities industry, respectively. Copies of the Press Releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are hereby incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press release of NYFIX, Inc., dated June 18, 2007, “NYFIX Brings Dark Pool of Liquidity to Europe.”

99.2 Press release of NYFIX, Inc., dated June 18, 2007, “NYFIX Introduces MillenniumPlus.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

By:	/s/ Scott Bloom
Name: Scott Bloom Title: Secretary

Dated: June 20, 2007

EXHIBIT INDEX

99.1 Press release of NYFIX, Inc., dated June 18, 2007, “NYFIX Brings Dark Pool of Liquidity to Europe.”

99.2 Press release of NYFIX, Inc., dated June 18, 2007, “NYFIX Introduces MillenniumPlus.”